Exhibit 99.1

FOR IMMEDIATE RELEASE: Bank7 Corp. Announces 1Q 2021 Earnings

Oklahoma City, OK, April 29, 2021 – Bank7 Corp. (NASDAQ: BSVN) ("the Company"), the parent company of Oklahoma City-based Bank7 (the "Bank"), today reported unaudited results for the fiscal quarter ended March 31, 2021.  “We continue to perform at a very high level, as evidenced by our 1Q annualized PPE record pace.  Our capital ratios remain strong, and we have confidence in our asset quality and liquidity components. Our region has weathered the pandemic-induced stress to the economy, and businesses across virtually all sectors are rapidly expanding and growing.  We remain confident about 2021 and beyond, and intend to capitalize on the many opportunities we have,” said Thomas L. Travis, President and CEO of the Company.

Three months ended March 31, 2021 compared to three months ended March 31, 2020:

-	Pre-tax, pre-provision earnings of $8.1 million, an increase of 9.4%
-	Efficiency ratio of 35.92%, compared to 37.00%
-	Total assets of $1.05 billion, an increase of 7.36%
-	Total loans of $861.4 million, an increase of 9.63%
-	Total deposits of $929.0 million, an increase of 6.67%
-	Cost of funds of 0.41%, a decrease of 62.39%
-	Tangible book value per share of $12.18, an increase of 17.66%

Both the Bank’s and the Company’s capital levels continue to be significantly above the minimum levels required to be designated as “well-capitalized” for regulatory purposes.  On March 31, 2021, the Bank’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.23%, 14.10%, and 15.35%, respectively.  On March 31, 2021, on a consolidated basis, the Company’s Tier 1 leverage ratio, Tier 1 risk based capital ratio, and total risk-based capital ratios were 11.23%, 14.09%, and 15.34%, respectively.  Designation as a well-capitalized institution under regulations does not constitute a recommendation or endorsement by bank regulators.

Pre-tax, pre-provision earnings is defined as income before taxes and provision for loan losses.  We believe the most directly comparable GAAP financial measure is income before taxes.  Disclosure of this measure enables you to compare our operations to those of other banking companies before consideration of taxes and provision expense.  We calculate our tax-adjusted net income, return on average assets, and return on average equity, and per share amounts by using a combined effective tax rate for federal and state income taxes of 25.3% in the first quarter of both 2021 and 2020.  We acknowledge that our non-GAAP financial measures have a number of limitations.  As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other banking companies use.  Other banking companies may use names similar to those we use for non-GAAP financial measures we disclose, but may calculate them differently.  You should understand how we and other companies each calculate their non-GAAP financial measures when making comparisons.  The following reconciliation table provides a more detailed analysis of these non-GAAP financial measures:

	Three months ended March 31,
(Dollars in thousands, except per share data)	2021	2020
Loan interest income (excluding loan fees)
Total loan interest income, including loan fee income	$13,094	$13,106
Loan fee income	(1,991)	(1,260)
Loan interest income excluding loan fee income	$11,103	$11,846

Average total loans	$847,498	$747,774
Yield on loans (including loan fee income)	6.27%	7.05%
Yield on loans (excluding loan fee income)	5.31%	6.37%

Pre-tax, pre-provision net earnings
Net income before income taxes	$6,830	$6,759
Plus: Provision (reversal of) for loan losses	(1,275)	(650)
Pre-tax, pre-provision net earnings	$8,105	$7,409

Adjusted provision for income tax
Net income before income taxes	$6,830	$6,759
Total effective adjusted tax rate	25.3%	25.3%
Adjusted provision for income taxes	$1,726	$1,708

Tax-adjusted net income
Net income before income taxes	$6,830	$6,759
Adjusted provision for income taxes	1,726	1,708
Tax-adjusted net income	$5,104	$5,051

Tax-adjusted ratios and per share data
Tax-adjusted net income (numerator)	$5,104	$5,051

Average assets (denominator)	$981,890	$874,803
Tax-adjusted return on average assets	2.11%	2.32%

Average shareholders' equity (denominator)	$108,859	$101,718
Tax-adjusted return on average shareholders' equity	19.02%	19.97%

Average tangible common equity (denominator)	$107,299	$99,957
Tax-adjusted return on average tangible common equity	19.29%	20.32%

Weighted average common shares outstanding basic (denominator)	9,049,007	9,972,899
Tax-adjusted net income per common share--basic	$0.56	$0.51

Weighted average common shares outstanding diluted (denominator)	9,058,685	9,972,899
Tax-adjusted net income per common share--diluted	$0.56	$0.51
Tangible assets
Total assets	$1,046,076	$974,350
Less: Goodwill and intangibles	(1,536)	(1,737)
Tangible assets	$1,044,540	$972,613

Tangible shareholders' equity
Total shareholders' equity	$111,730	$97,616
Less: Goodwill and intangibles	(1,536)	(1,737)
Tangible shareholders' equity	$110,194	$95,879

Tangible shareholders' equity
Tangible shareholders' equity (numerator)	$110,194	$95,879
Tangible assets (denominator)	$1,044,540	$972,613
Tangible common equity to tangible assets	10.55%	9.86%

End of period common shares outstanding	9,049,256	9,264,412
Book value per share	$12.35	$10.54
Tangible book value per share	$12.18	$10.35
Total shareholders' equity to total assets	10.68%	10.02%

	Net Interest Margin Excluding Loan Fee Income
	For the Three Months Ended March 31,
	2021			2020
	Average Balance	Interst Income/ Expense	Average Yield/ Rate	Average Balance	Interst Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$125,739	$92	0.30%	$117,046	$398	1.37%
Investment securities(2)	1,172	2	0.69	1,100	3	1.10
Loans held for sale	378	-	-	127	-	-
Total loans(3)	847,498	11,103	5.31	747,774	11,846	6.37
Total interest-earning assets	974,787	11,197	4.66	866,047	12,247	5.69
Noninterest-earning assets	7,103			8,756
Total assets	$981,890			$874,803

Funding sources:
Interst-bearing liabilities:
Deposits:
Transaction accounts	$419,991	362	0.35%	$342,406	1,010	1.19%
Time deposits	205,557	513	1.01	205,085	1,065	2.09
Total interest-bearing deposits	625,548	875	0.57	547,491	2,075	1.52
Total interest-bearing liabilities	625,548	875	0.57	547,491	2,075	1.52

Noninterest-bearing liabilities:
Noninterest-bearing deposits	243,290			221,000
Other noninterest-bearing liabilities	4,193			4,594
Total noninterest-bearing liabilities	247,483			225,594
Shareholders' equity	108,859			101,718
Total liabilities and shareholders' equity	$981,890			$874,803

Net interst income excluding loan fee income		$10,322			$10,172
Net interest spread excluding loan fee income(4)			4.09%			4.16%
Net interest margin excluding loan fee income			4.29%			4.72%

	Net Interest Margin With Loan Fee Income
	For the Three Months Ended March 31,
	2021			2020
	Average Balance	Interst Income/ Expense	Average Yield/ Rate	Average Balance	Interst Income/ Expense	Average Yield/ Rate
	(Dollars in thousands)
Interest-Earning Assets:
Short-term investments(1)	$125,739	$92	0.30%	$117,046	$398	1.37%
Investment securities(2)	1,172	2	0.69	1,100	3	1.10
Loans held for sale	378	-	-	127	-	-
Total loans(3)	847,498	13,094	6.27	747,774	13,106	7.05
Total interest-earning assets	974,787	13,188	5.49	866,047	13,507	6.27
Noninterest-earning assets	7,103			8,756
Total assets	$981,890			$874,803

Funding sources:
Interst-bearing liabilities:
Deposits:
Transaction accounts	$419,991	362	0.35%	$342,406	1,010	1.19%
Time deposits	205,557	513	1.01	205,085	1,065	2.09
Total interest-bearing deposits	625,548	875	0.57	547,491	2,075	1.52
Total interest-bearing liabilities	625,548	875	0.57	547,491	2,075	1.52

Noninterest-bearing liabilities:
Noninterest-bearing deposits	243,290			221,000
Other noninterest-bearing liabilities	4,193			4,594
Total noninterest-bearing liabilities	247,483			225,594
Shareholders' equity	108,859			101,718
Total liabilities and shareholders' equity	$981,890			$874,803

Net interst income including loan fee income		$12,313			$11,432
Net interest spread including loan fee income(4)			4.92%			4.75%
Net interest margin including loan fee income			5.12%			5.31%

(1)	Includes income and average balances for fed funds sold, interest-earning deposits in banks and other miscellaneous interest-earning assets.

(2)	Includes income and average balances for FHLB and FRB stock.

(3)	Non-accrual loans are included in loans.

(4)	Net interest spread is the average yield on interest-earning assets minus the average rate on interest-bearing liabilities.

Bank7 Corp.
Consolidated Balance Sheets

Dollars in thousands	Unaudited as of
Assets	March 31,	December 31,
	2021	2020

Cash and due from banks	$170,132	$153,901
Interest-bearing time deposits in other banks	6,963	16,412
Loans, net	850,544	826,974
Loans held for sale	-	324
Premises and equipment, net	9,053	9,151
Nonmarketable equity securities	1,187	1,172
Goodwill and intangibles	1,536	1,583
Interest receivable and other assets	6,661	7,152

Total assets	$1,046,076	$1,016,669

Liabilities and Shareholders’ Equity

Deposits
Noninterest-bearing	$269,087	$246,569
Interest-bearing	659,942	658,945

Total deposits	929,029	905,514

Income taxes payable	2,050	9
Interest payable and other liabilities	3,267	3,827

Total liabilities	934,346	909,350

Common stock	90	90
Additional paid-in capital	93,464	93,162
Retained earnings	18,176	14,067

Total shareholders’ equity	111,730	107,319

Total liabilities and shareholders’ equity	$1,046,076	$1,016,669

Bank7 Corp.
Consolidated Statements of Income

	Unaudited as of
	Quarter Ended
	March 31,
Dollars in thousands, except per share data	2021	2020
Interest Income
Loans, including fees	$13,094	$13,106
Interest-bearing time deposits in other banks	68	162
Interest-bearing deposits in other banks	26	239

Total interest income	13,188	13,507

Interest Expense
Deposits	875	2,075

Total interest expense	875	2,075

Net Interest Income	12,313	11,432

Provision for Loan Losses	1,275	650

Net Interest Income After Provision for Loan Losses	11,038	10,782

Noninterest Income
Secondary market income	14	38
Service charges on deposit accounts	120	119
Other	203	173

Total noninterest income	337	330

Noninterest Expense
Salaries and employee benefits	2,790	2,474
Furniture and equipment	202	216
Occupancy	472	461
Data and item processing	279	276
Accounting, marketing and legal fees	148	126
Regulatory assessments	141	23
Advertising and public relations	34	269
Travel, lodging and entertainment	89	53
Other	390	455

Total noninterest expense	4,545	4,353

Income Before Taxes	6,830	6,759
Income tax expense	1,726	1,708
Net Income	$5,104	$5,051

Earnings per common share - basic	$0.56	$0.51
Diluted earnings per common share	0.56	0.51
Weighted average common shares outstanding - basic	9,049,007	9,972,899
Weighted average common shares outstanding - diluted	9,058,685	9,972,899

About Bank7 Corp.

We are Bank7 Corp., a bank holding company headquartered in Oklahoma City, Oklahoma. Through our wholly-owned subsidiary, Bank7, we operate nine locations in Oklahoma, the Dallas/Fort Worth, Texas metropolitan area and Kansas. We are focused on serving business owners and entrepreneurs by delivering fast, consistent and well-designed loan and deposit products to meet their financing needs. We intend to grow organically by selectively opening additional branches in our target markets as well as pursue strategic acquisitions.

Conference Call

Bank7 Corp. has scheduled a conference call to discuss its first quarter results, which will be broadcast live over the Internet, on Thursday, April 29, 2021 at 4:30 p.m. Eastern Time. To participate in the call, dial 1-888-348-6421, or access it live over the Internet at https://www.webcaster4.com/Webcast/Page/2179/40829.  For those not able to participate in the live call, an archive of the webcast will be available at https://www.webcaster4.com/Webcast/Page/2179/40829 shortly after the call for 1 year.

Cautionary Statements Regarding Forward-Looking Information

This communication contains a number of forward-looking statements. These forward-looking statements reflect Bank7 Corp.’s current views with respect to, among other things, future events and Bank7 Corp.’s financial performance. Any statements about Bank7 Corp.’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Bank7 Corp. or any other person that the future plans, estimates or expectations contemplated by Bank7 Corp. will be achieved.

These forward-looking statements are subject to significant uncertainties because they are based upon:  the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters.  These other matters include, among other things, the impact of COVID-19 on the United States economy and our operations, the direct and indirect effect of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Bank7 Corp. has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Bank7 Corp. believes may affect its financial condition, results of operations, business strategy and financial needs. Bank7 Corp.’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. If one or more events related to these or other risks or uncertainties materialize, or if Bank7 Corp.’s underlying assumptions prove to be incorrect, actual results may differ materially from what Bank7 Corp. anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Bank7 Corp. undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as may be required by law. All forward-looking statements herein are qualified by these cautionary statements.

About Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures, including tax-adjusted net income, tax-adjusted earnings per share, tax-adjusted return on average assets and tax-adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Bank7 Corp.’s non-GAAP financial measures as tools for comparison. See the table above in this communication for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this communication to their most directly comparable GAAP financial measures.

Contact:

Thomas Travis
President & CEO
(405) 810-8600